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                                                                    EXHIBIT 10.4

                     ADDENDUM NO. 4 TO EMPLOYMENT AGREEMENT

     WHEREAS, Wyndham International, Inc. ("Employer") and Fred J. Kleisner ("Executive") are parties to that certain Executive Employment Agreement effective as of March 27, 2000, as amended by the Addenda thereto effective as of July 13, 2001, November 14, 2001, and January 7, 2002 (as so amended, the "Employment Agreement"); and

     WHEREAS, Employer and Executive desire to amend the Employment Agreement as specified in this Addendum No. 4 to Employment Agreement (this "Addendum");

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Employer and Executive hereby agree that effective as of the date set forth below, the Employment Agreement shall be amended as hereinafter set forth.

     1.   Certain Defined Terms. Capitalized terms not otherwise defined herein
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shall have the meanings ascribed to such terms in the Employment Agreement.

     2.   Amendment to Subparagraph 7(e). Clause (A) of Subparagraph 7(e) is
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hereby deleted in its entirety and replaced with the following:

          (A) any substantial adverse change, not consented to by Executive in a writing signed by him, in the nature or scope of Executive's responsibilities, authorities, powers, functions, or duties exercised by Executive prior to such change;

     3.   Governing Law. The validity, interpretation, construction, and
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performance of this Addendum shall be governed by the laws of the State of Texas
(without regard to principles of conflicts of laws).

     4.   Counterparts. This Addendum may be executed in several counterparts,
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each of which shall be deemed an original but all of which together will constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have executed this Addendum No.
4 effective as of January 28, 2002.

                        WYNDHAM INTERNATIONAL, INC.


                        By: /s/ FRED J. KLEISNER
                           -----------------------------------------------------
                        Name:  Fred J. Kleisner
                             ---------------------------------------------------
                        Title: Chairman of the Board and Chief Executive Officer
                              --------------------------------------------------

                          /s/ FRED J. KLEISNER
                        --------------------------------------------------------
                        Fred J. Kleisner, Executive

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